Supplement Dated May 1, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble I	Ensemble Accumulator
Ensemble Protector Ensemble Exec	Ensemble Exec 2006

Lincoln Life Flexible Premium Variable Life Account JF-C

Ensemble SL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Ensemble II

This Supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only and no action is required on your part.

The following sentence is added to the end of the "Unit Values" section:

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method.  We will achieve substantially the same result using either method.

Please retain this Supplement for future reference.